UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 29, 2014 (July 25, 2014)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Settlement of Tender Offers and Note Purchases

On July 29, 2014, Caesars Entertainment Corporation (“Caesars Entertainment”) issued a press release announcing the completion of its subsidiary’s, Caesars Entertainment Operating Company, Inc. (“CEOC”), previously announced cash tender offers for any and all of CEOC’s 5.625% Senior Notes due 2015 (the “5.625% Notes”) and any and all of CEOC’s 10.00% Second-Priority Senior Secured Notes due 2015 (the “10.00% Notes”). As of the expiration time CEOC had received tenders for $44,345,000 aggregate principal amount of the 5.625% Notes and $103,016,000 aggregate principal amount of the 10.00% Notes, all of which were accepted by CEOC for purchase. Caesars Entertainment also announced that CEOC completed the purchase of 5.625% Notes and 10.00% Notes pursuant to the previously announced note purchase agreements with a significant third-party holder and a subsidiary of Caesars Growth Partners, LLC (“CGP”). CGP received approximately $451.9 million of consideration (including accrued and unpaid interest) as part of the note purchase transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Payment of Existing Term Loans

As previously announced by Caesars Entertainment on July 25, 2014, the escrow conditions were satisfied and the $1,750 million of new term loans (the “B-7 Term Loan”) was assumed by CEOC and became incremental term loans governed by and incorporated into CEOC’s amended credit facilities. In connection with the assumption of the B-7 Term Loans and the consummation of the amendment to the credit facilities, CEOC repaid approximately $16 million in aggregate principal amount of B-1 term loans, approximately $13 million in aggregate principal amount of B-3 term loans, approximately $578 million in aggregate principal amount of B-4 term loans, approximately $54 million in aggregate principal amount of B-5 term loans and approximately $133 million in aggregate principal amount of B-6 term loans under CEOC’s existing credit facilities.

As previously announced by Caesars Entertainment and CEOC on May 6, 2014, CGP had committed to use all of the proceeds from the note purchase transaction described above to purchase a portion of the B-7 Term Loan. CGP did not receive an allocation of Term B-7 Loans from the arrangers in the marketing and allocation process.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Caesars Entertainment’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Other Events.

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Text of press release, dated July 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: July 29, 2014	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release, dated July 29, 2014.